EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Analysts International Corporation (the "Company") on Form 10-Q for the period ended July 3, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Michael J. LaVelle, Chief Executive Officer of the Company, and David J. Steichen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2004	By:	/s/ Michael J. LaVelle
Michael J. LaVelle
Chief Executive Officer

Dated: August 11, 2004	By:	/s/ David J. Steichen
David J. Steichen
Chief Financial Officer